3DSYSTEMS™

Creativity *Reimagined*℠

January 2013





www.3dsystems.com NYSE: DDD

Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 23, 2012. These are available at www.SEC.gov.

Manufacturing The Future

- 3D printing becomes industrial strength
- 3D printing starts saving lives
- Customization becomes the norm
- Product innovation is faster
- New companies develop innovative business models built on 3D printing
- 3D print shops open at the mall
- New products with magical properties will tantalize us
- New machines grace the factory floor
- "Look what I made!"

Source: Forbes 12-07-12

3D Systems Pioneering & Leading

Global Footprint

World Class Customers

~500 Resellers*

~1,100* Teammates

7 Print Engines

~100 Performance Materials

10 Innovation Centers

~1,200 Patents*

*Reflects post Geomagic close

Investment Highlights

- Exclusive provider of end-to-end content-to-print solutions
- Addressing multi-billion dollar, high-growth marketplaces
- Unmatched product performance and breadth
- Attractive 'razor & blades' model driving recurring revenue growth
- Entrepreneurial, experienced management team

Large and Growing Addressable Marketplaces



$ in billions
3D Printer Forecast
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
CAGR: 17%
2013
2015
2017
2019
Source: Wohler's Report



Product Lifecycle Management (PLM) Forecast
$60
$50
$40
$30
$20
$10
$0
CAGR: 11%
2012
2013
2014
2015
2016
Source: CIMdata

- Our solutions replace or complement traditional design-to-manufacturing alternatives
- Rapid growth forecasted for 3D content-to-print solutions driven by strong secular demand
- Strategically positioned at the heart of $30B+ design-to-manufacture value chain

Favorable Growth Dynamics

- Increasing global R&D spend fuels demand for 3D printers
- Compressed design-to-manufacture timelines accelerates adoption
- Product evolution drives increase in component count and complexity
- Democratization expands opportunity to consumers and manufacturers
- Sustainability attractiveness: reduced waste, cost & carbon footprint

Leadership Through Technology



7 Print Engines

Proprietary Ecommerce



~100 Print Materials

3D Authoring Platform



~1,200 Patents Issued & Pending*







10 Innovation Centers

*Reflects post Geomagic close

Global Reach, Local Presence

United States
- Rock Hill, SC
- Atlanta, GA
- Andover, MA
- Cambridge, MA
- Denver, CO
- Herndon, VA
- Langhorne, PA
- Lawrenceburg, TN
- Morrisville, NC*
- New York, NY
- Richardson, TX
- Seattle, WA
- San Francisco, CA
- Valencia, CA
- Vernon Hills, IL



Europe
- Benelux
- England
- France
- Germany
- Italy
- Switzerland

Asia-Pacific
- Australia
- China
- Hong Kong
- India
- Japan
- Korea
- Singapore

~500 Resellers* → ~30 Facilities* → ~1,100 Employees*

*Reflects post Geomagic close

Parallel Growth Paths


Consumer
Rapid Prototyping
3D Systems
Function
Fit
Form
Direct Competitors
Manufacturing
Underdeveloped
Underpenetrated Marketplaces

Focused Growth Pillars

Accelerate 3D printer penetration

Grow healthcare solutions

Integrate 3D authoring platform

Expand Quickparts services globally

Build significant consumer presence

Unmatched 3D Printer Portfolio

PERSONAL	PROFESSIONAL	PRODUCTION
		
Price: $1,300 - $20,000	Price: $20,000 - $250,000	Price: $250,000 - $950,000

Lower price points ← → High Performance

High-Performance Materials

High-Definition, Snap-Fit



High- Impact, Light-Weight



Durable, High-Temperature



~100 Materials → Wax → Nylon → Plastic → Rubber → Metal → Composite

Biocompatible



Conformal Structures



Casting



On-Demand Parts Services


High-Volume
Mid-volume
Low-Volume

Quick-turn manufacturing services

Latest additive and traditional capabilities in nine locations worldwide

Instant online quoting with proprietary, integrated sales and manufacturing platform


QUICKCUT CNC

Integrated 3D Authoring Solutions







Integrated capture, mesh, surface, model & verify tools

Growing Installed Base

3M
invisalign
DELL
DELPHI
Ford
GE
GM
CONFORMIS
NIKE
Hendrick Motorsports
Honeywell
IBM
SC Johnson
Johnson & Johnson
BOEING
KOHLER
MATTEL
NASA
Sandia National Laboratories
NORTHROP GRUMMAN
stryker
U.S. AIR FORCE
OAKLEY

Audi
Red Bull Racing
AIRBUS
CITROËN
oticon
WIDEX hearing instruments
SIEMENS
BMW
OLYMPUS
LOTUS RENAULT GP
ROLLS ROYCE
FIAT
NOKIA

ALCOA
CASIO
DAEWOO
DAIHATSU
FUJITSU
FUJI XEROX
HITACHI
HONDA
HYUNDAI
ISUZU
KYOCERA
LG Life's Good
MITSUBISHI
NISSAN
Panasonic
SAMSUNG
SEGA
SONY
SUZUKI
TOYOTA

Automotive & Transportation





Motorsport Wind-Tunnel to On-Car



Automotive Bridge Manufacturing



High-Value Short Runs

Aerospace & Defense

Representative Parts



Benefits to the War Fighter

- F-35 costs savings estimated from:
  - Reduced multi-axis machining
  - Reduced machining/drilling
  - Reduced lead-times
  - Reduced part counts
- Enhanced design for manufacturing and assembly
- Increased number of parts qualified for 3D printing

Priorities

- Drilling technologies
- Coating / finishes
- Advanced materials process
- Advanced assembly
- Advanced metrology process
- Fastening systems

3D Printed

Personalized Medical Devices




COHO

3DSYSTEMS™

MCAD & Architecture









Education











Consumer


Cube

Entrepreneurial, Diverse Leadership


Avi Reichental CEO
Chuck Hull CTO
Damon Gregoire CFO
Ziad Abou GM ODP
Kevin McAlea GM PPS
Cathy Lewis CMO
Michele Marchesan GM PPP
Rajeev Kulkarni GM CPS
Andy Johnson GCS
Ping Fu* CSO
Calvin Hur GM CAT
Diana Kalisz CDO

*Reflects post Geomagic close

Clear Competitive Advantage



We offer a comprehensive tool box… we sell our customers the right tool for the right job

7 Print Engines

On-Demand Parts

3D Authoring Solutions

Our competitors sell different size hammers… to them every application looks like a nail



Complete Content-To-Print Coverage

- *Rapid Manufacturing*
- *Specialty Materials*
- *On-Demand Parts*
- *Inspection*

- *Model*
- *Capture*
- *Sculpt*


PRODUCE
CREATE
MEASURE
PROTOTYPE

- *Precision Metrology*
- *Inspection reporting*
- *3D Documentation*

- *Quick Turn*
- *Design Verification*
- *Functional Validation*

Positions 3D Systems to deliver complete, integrated solutions from content-to-print, including inspection, modeling, reverse engineering and 3D documentation

Provides an integrated platform for content modeling, capturing, replicating and measuring

Geomagic: Strategic-Complementary-Synergistic

- **Leadership:** Expanded 3D content-to-print capabilities & efficiencies
- **Technology:** Leading modeling, scanning and sculpting design-to-manufacture solutions
- **Domain:** Expertise in 3D authoring solutions and platform architecture
- **Channel:** Deepens our relationships with 3D scanner OEMs and VARs
- **Coverage:** Complementary channel and products with geographical gap fillers
- **Portfolio:** Complementary & strategic accelerating professional and consumer growth

Annual Revenue and Gross Margin


$400M
$300M
$200M
$100M
$0M
50%
45%
40%
35%
$113M
$160M
$230M
$345-365M
44%
46%
47%
2009
2010
2011
2012
Guidance
Revenue
Gross margin

First Nine Months Revenue

$ in millions



Nine Months
Printers & Other Products
2011
$ 44.5
2012
$ 84.9
91%
Print Materials
2011
$ 50.5
2012
$ 76.4
51%
Services
2011
$ 65.6
2012
$ 90.8
39%
Healthcare
2011
$ 19.9
2012
$ 36.2
82%

57% total revenue growth

24% organic revenue growth

New Products Fuel Organic Growth & Earnings

Commercialized 11 new products during Nine Months 2012


New Products Revenue
$ in millions
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$36.6
$ 50.5
$ 89.0
2010
2011
2012

Nine Months '12 Gross Profit by Category


Printers & Other Products 28%
Services 32%
Print Materials 40%

Nine Months 2012 Revenue Elements Comparison to 2011

New products revenue up 76%	Integrated materials revenue up 81%	Integrated materials amounted to 63% of total materials revenue

Bottom Line

- Unmatched portfolio with leading brands
- Technology + financial strength and flexibility
- Open-ended growth opportunities
- Innovative business model with end-to-end solutions
- Focused growth initiatives, organic and acquisitive
- Experienced management team

3DSYSTEMS™

Thank You





www.3dsystems.com NYSE: DDD